UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

235 W. Galena Street
Milwaukee, WI 53212
(Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI 53212
(Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: May 31

Date of reporting period:  May 31, 2014

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Perimeter Small Cap Opportunities Fund
Class I Shares – (PSCVX)

ANNUAL REPORT
May 31, 2014

Perimeter Small Cap Opportunities Fund
a series of the Investment Managers Series Trust

Table of Contents

Letter to Shareholders	1
Fund Performance	4
Schedule of Investments	5
Statement of Assets and Liabilities	9
Statement of Operations	10
Statement of Changes in Net Assets	11
Financial Highlights	12
Notes to Financial Statements	13
Report of Independent Registered Public Accounting Firm	19
Supplemental Information	20
Expense Example	22

This report and the financial statements contained herein are provided for the general information of the shareholders of the Perimeter Small Cap Opportunities Fund.  This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.perimetercap.com

Dear Fellow Shareholder:

We are pleased to provide our annual letter for the Perimeter Small Cap Opportunities Fund (the “Fund”) including an overview of the market environment and commentary on Fund performance.  We appreciate your continued support.

For the Fund's fiscal year 2014, the U.S. small cap equity market advanced over 16.5% to post another strong year as measured by the Russell 2000 Value Index.  The domestic economy continued to show signs of improvement and the Fed worked to moderate the extent of quantitative easing in keeping interest rates low, both of which have helped to fuel broad equity indices to record highs.  Corporate balance sheets remained largely under-leveraged and management teams seemed more focused on shareholder returns as evidenced by incentive compensation structures heavily geared toward improving returns, margins, capital deployment, earnings growth, and the resulting higher stock prices.  Market strength for the year was broad-based, where nine (9) of the ten (10) sectors of the small cap index returned 10% or greater (exception: Telecommunications returned just over 4%).  Growth stocks outperformed value stocks in the first half of the Fund's fiscal year before a near-complete reversal of this trend in the second half, bringing the style benchmarks to within 16 basis points of each other for the full year.  Small caps experienced a modest 7% pullback from a January peak into February.  Such a decline had been largely anticipated following the strong momentum-led second half of calendar year 2013.  The good news is that with volatility comes opportunity and a number of stocks with attractive business fundamentals returned, even if temporarily, to more reasonable valuations.  We are pleased to have posted a 20.23% net return for the Fund this year, outperforming both the 16.71% and 16.79% returns from the Russell 2000 Value Index and broad Russell 2000 Index, respectively.

As our fiscal year began in June, economic data remained fairly stable while Washington remained defunct.  This period proved to be a good environment for stock picking as the proverbial tide was neither rising, nor receding.  In October, as it appeared the government shutdown was nearing an end, small caps began a rally into the end of the year.  The markets were further fueled in December when the Fed assured investors that short-term rates would be kept low for an extended period.  During this growth and momentum-led period through the end of 2013, the Fund managed to outperform the broad Russell 2000 Index as a result of strong, broad-based stock selection.  In particular, two (2) acquisitions from the Financials sector generated strong returns to the Fund portfolio. The first was CapitalSource (CSE), a lender to small and middle market companies.  We owned CSE for four (4) months before it was acquired by PacWest Bancorp (PACW).  Our total return was +34%.  The second was Sterling Financial (STSA), a Spokane-based bank acquired by Umpqua (UMPQ) for a 15% premium.  The Fund benefited from the +41% return on the holding, which we owned for approximately nine (9) months.

Moving into 2014, markets were choppy as investors digested the potential effects of abnormally cold weather and resulting mixed economic data, a new Fed governor, and more richly priced stocks.  While the Fund portfolio tends to be more defensive than small caps in general, we underperformed in the first quarter of 2013.  However, we were pleased to have kept pace with the Russell 2000 Value Index in March, when value stocks drastically outperformed their growth brethren.  With regard to performance attribution, stock selection was weaker in early 2014 as we tangled with a few more stock-specific items than normal.  We also had exposure to the mortgage servicing industry, which was targeted by regulators.  Having earned solid gains from these stocks over the last two years, it seemed we overstayed our welcome and, as a result, reduced our exposure to the industry.

In April and May, interest rates declined meaningfully which perplexed us and others.  Given the retreat in rates, real estate investment trusts (REITs) became one of the best performing industries for this period.  Amongst other REIT holdings, we owned three (3) office REITs:  Parkway (PKY), Piedmont (PDM) and Cousins (CUZ).  This group has been benefitting from increasing rental rates and limited supply.  We expect supply will begin to enter the stronger metro markets, which may cause us to shift positioning going forward.  The increasing supply, however, underscores our overall belief that non-residential construction is making a comeback and adds to our conviction in some of our construction and building product-related holdings. To be more specific, there are many new office buildings being constructed, a good sign for the economy.

From a sector perspective, we sold our two (2) remaining Utility holdings during the year after strong performance and more muted growth outlook, combined with a fairly rich valuation.  Since those sales, we remained void of that sector for the balance of the fiscal year.  We were also underweight the Financials sector throughout the year, which comprised over 39% of the Index.  In our opinion, this is a very large weighting and disproportionately representative of the economy.  As a reminder, the Fund's sector weights result from our bottom-up, fundamental research process.  We are cognizant of Index sector and industry weightings but we do not manage to them.

Looking ahead, we believe we are beyond the recovery phase as evidenced by much healthier consumer and corporate balance sheets, strong/peaking corporate margins, normalizing housing market, and a pick-up in merger and acquisition activity.  This transition often coincides with some market turbulence as investors digest gains and pursue investments that will benefit from the next phase of the cycle.  We think we are well positioned to benefit from this theme but would note that each related investment has very specific fundamental drivers.  An improved construction environment goes hand-in-hand with our mid-cycle interpretation and could provide a much needed lift to blue collar workers and families.  The working family populous has struggled since the bursting of the credit bubble and we believe this is one of the catalysts that will reignite the economy and lift GDP growth in the medium term.

We look forward to continuing to execute on our investment process, which seeks companies that have the ability to increase shareholder value through a strong and/or improving growth and profit profile rather than those companies that may simply be cheap.  An ideal investment for us is one that possess a combination of this ability to create value AND are currently at a cheap valuation, since we believe those companies are primed for greater share price appreciation.

Please note: Current and future portfolio holdings are subject to change and risk.

The Fund invests in undervalued securities which may not appreciate in value as anticipated or remain undervalued for longer than anticipated.  Investments made in small capitalization companies are subject to greater risks than large company stocks due to limited resources and inventory as well as more sensitivity to adverse conditions.  The Fund may invest in foreign securities which may be more volatile and less liquid due to currency fluctuation, political instability, social and economic risks.  Funds that invest in derivatives (futures, options, swaps) are subject to the risks of the underlying securities which may be more sensitive to changes in market conditions and may amplify risks.  The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Fund and reduce its returns.  The Fund may also invest in exchange-traded funds (ETFs), thus shareholders will bear additional costs and the ETF may not exactly replicate the performance it seeks to track.

Perimeter Small Cap Opportunities Fund
FUND PERFORMANCE at May 31, 2014 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the Russell 2000 Value Index. Results include the reinvestment of all dividends and capital gains.

The Russell 2000 Value Index measures the performance of the small-cap value segment of the U.S. equity universe.  This index does not reflect expenses, fees or sales charge, which would lower performance.  This index is unmanaged and it is not possible to invest in an index.

Average Annual Total Returns as of May 31, 2014

	6 Months	1 Year	Since Inception (6/29/12)
Perimeter Small Cap Opportunities Fund	1.40%	20.22%	23.24%
Russell 2000 Value Index	1.67%	16.87%	21.96%

The performance data quoted here represents past performance and past performance is not a guarantee of future results.  Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (855) 968-4964.

Gross and net expense ratios were 50.38% and 1.22%, respectively, which were stated in the current prospectus as of the date of this report.  The Fund’s adviser has contractually agreed to waive its fees and/or pay for operating expenses to ensure that total annual fund operating expenses do not exceed 1.20% of the average daily net assets of the Fund.  In the absence of such waivers, the Fund’s returns would have been lower.  The contractual agreement is in effect until September 30, 2019.  The Fund’s adviser is permitted to seek reimbursement from the Fund, subject to limitations, for fees it waived and reimbursed for three years from the date of any waiver or reimbursement.

Returns reflect the reinvestment of distributions made by the Fund, if any.  The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund shares.

Shares redeemed within 7 days of purchase will be charged 2.00% redemption fee.

Perimeter Small Cap Opportunities Fund
SCHEDULE OF INVESTMENTS
As of May 31, 2014

Number of Shares		Value

	COMMON STOCKS – 98.9%
	BASIC MATERIALS – 1.9%
3,314	Horsehead Holding Corp.*	$54,946

	COMMUNICATIONS – 4.5%
1,940	Blucora, Inc.*	36,802
2,120	DigitalGlobe, Inc.*	64,363
1,106	NeuStar, Inc. - Class A*	30,990
		132,155
	CONSUMER, CYCLICAL – 11.7%
4,757	Callaway Golf Co.	38,151
9,839	Destination XL Group, Inc.*	52,049
2,384	Diamond Resorts International, Inc.*	45,868
935	First Cash Financial Services, Inc.*	49,106
1,146	International Speedway Corp. - Class A	35,629
2,671	Pantry, Inc.*	45,113
1,784	Select Comfort Corp.*	33,076
3,450	UCP, Inc. - Class A*	45,678
		344,670
	CONSUMER, NON-CYCLICAL – 15.9%
2,028	Akorn, Inc.*	56,723
1,640	CRA International, Inc.*	36,736
2,770	Dean Foods Co.	48,143
2,379	Emergent Biosolutions, Inc.*	51,600
787	Helen of Troy Ltd.*1	45,614
893	Myriad Genetics, Inc.*	29,612
1,048	PHH Corp.*	26,693
5,622	SunOpta, Inc.*1	75,616
6,421	Supernus Pharmaceuticals, Inc.*	57,211
527	WellCare Health Plans, Inc.*	40,816
		468,764
	ENERGY – 15.1%
1,675	C&J Energy Services, Inc.*	51,272
586	Geospace Technologies Corp.*	29,722
1,233	Murphy USA, Inc.*	62,735
1,380	Natural Gas Services Group, Inc.*	41,455
1,261	PBF Energy, Inc. – Class A	40,238
2,907	Primoris Services Corp.	84,216
3,556	TETRA Technologies, Inc.*	41,001
1,696	Ultra Petroleum Corp.*1	45,826
3,948	Willbros Group, Inc.*	48,007
		444,472
	FINANCIAL – 26.0%
1,414	Chemical Financial Corp.	40,638

Perimeter Small Cap Opportunities Fund
SCHEDULE OF INVESTMENTS - Continued
As of May 31, 2014

Number of Shares		Value

	COMMON STOCKS (Continued)
	FINANCIAL (Continued)
1,011	City Holding Co.	$43,685
4,547	Cousins Properties, Inc. - REIT	54,564
2,470	Customers Bancorp, Inc.*	46,934
2,514	Dime Community Bancshares, Inc.	38,012
1,163	Federated Investors, Inc. - Class B	32,878
3,029	First Financial Bancorp	49,252
1,184	First Financial Corp.	38,054
1,535	Hancock Holding Co.	51,852
2,488	Parkway Properties, Inc. - REIT	49,686
1,065	PennyMac Mortgage Investment Trust - REIT	22,493
2,386	Piedmont Office Realty Trust, Inc. - Class A - REIT	44,427
480	Portfolio Recovery Associates, Inc.*	26,779
518	Reinsurance Group of America, Inc.	40,487
1,016	Ryman Hospitality Properties - REIT	46,868
1,794	Synovus Financial Corp.	41,370
536	Texas Capital Bancshares, Inc.*	27,443
3,177	United Financial Bancorp, Inc.	42,794
782	Validus Holdings Ltd.1	29,192
		767,408
	INDUSTRIAL – 16.5%
290	Amerco, Inc.	80,069
3,021	Berry Plastics Group, Inc.*	71,326
525	Chart Industries, Inc.*	37,742
4,167	Diana Shipping, Inc.*1	45,420
1,408	Granite Construction, Inc.	50,012
624	Masonite International Corp.*1	32,866
2,322	NCI Building Systems, Inc.*	38,894
6,038	PGT, Inc.*	51,987
2,546	Tutor Perini Corp.*	77,984
		486,300
	TECHNOLOGY – 7.3%
1,853	Audience, Inc.*	22,996
597	Interactive Intelligence Group, Inc.*	30,262
1,705	Netscout Systems, Inc.*	66,273
2,110	Tessera Technologies, Inc.	47,454
1,995	Unisys Corp.*	46,823
		213,808
	TOTAL COMMON STOCKS (Cost $2,675,679)	2,912,523

Perimeter Small Cap Opportunities Fund
SCHEDULE OF INVESTMENTS - Continued
As of May 31, 2014

Number of Shares		Value

	SHORT-TERM INVESTMENTS – 0.4%
13,027	UMB Money Market Fiduciary, 0.01%	$13,027

	SHORT-TERM INVESTMENTS (Cost $13,027)	13,027

	TOTAL INVESTMENTS – 99.3% (Cost $2,688,706)	2,925,550
	Other Assets in Excess of Liabilities – 0.7%	20,908

	TOTAL NET ASSETS –100.0%	$2,946,458

REIT – Real Estate Investment Trust

*	Non-income producing security.
1	Foreign security denominated in U.S. Dollars.

See accompanying Notes to Financial Statements.

Perimeter Small Cap Opportunities Fund
SUMMARY OF INVESTMENTS
As of May 31, 2014

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Financial	26.0%
Industrial	16.5%
Consumer, Non-cyclical	15.9%
Energy	15.1%
Consumer, Cyclical	11.7%
Technology	7.3%
Communications	4.5%
Basic Materials	1.9%
Total Common Stocks	98.9%
Short-Term Investments	0.4%
Total Investments	99.3%
Other Assets in Excess of Liabilities	0.7%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Perimeter Small Cap Opportunities Fund
STATEMENT OF ASSETS AND LIABILITIES
As of May 31, 2014

Assets:
Investments, at value (cost $2,688,706)	$2,925,550
Receivables:
Investment securities sold	1,662
Dividends and interest	1,453
Due from Advisor	45,012
Prepaid expenses	8,323
Total assets	2,982,000

Liabilities:
Payables:
Auditing fees	16,750
Transfer agent fees and expenses	5,481
Administration fees	3,280
Fund accounting fees	2,921
Chief Compliance Officer fees	1,279
Custody fees	1,150
Shareholder servicing fees (Note 7)	1,104
Trustees' fees and expenses	1,064
Accrued other expenses	2,513
Total liabilities	35,542

Net Assets	$2,946,458

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with unlimited number of shares authorized)	$2,608,177
Accumulated net investment loss	(3,782)
Accumulated net realized gain on investments	105,219
Net unrealized appreciation on investments	236,844
Net Assets	$2,946,458

Number of shares issued and outstanding	113,148
Net asset value per share	$26.04

See accompanying Notes to Financial Statements.

Perimeter Small Cap Opportunities Fund
STATEMENT OF OPERATIONS
For the Year Ended May 31, 2014

Investment Income:
Dividends	$25,217
Interest	4
Total investment income	25,221

Expenses:
Administration fees	36,118
Transfer agent fees and expenses	34,074
Fund accounting fees	27,079
Registration fees	21,078
Advisory fees	20,785
Auditing fees	16,727
Custody fees	15,229
Legal fees	14,218
Chief Compliance Officer fees	9,051
Trustees' fees and expenses	4,576
Miscellaneous	4,466
Shareholder reporting fees	4,430
Offering costs	2,082
Shareholder servicing fees (Note 7)	1,104
Insurance fees	799

Total expenses	211,816
Advisory fees waived	(20,785)
Other expenses absorbed	(163,316)
Net expenses	27,715
Net investment loss	(2,494)

Realized and Unrealized Gain from Investments:
Net realized gain on investments	178,339
Net change in unrealized appreciation/depreciation on investments	177,913
Net realized and unrealized gain on investments	356,252

Net Increase in Net Assets from Operations	$353,758

See accompanying Notes to Financial Statements.

Perimeter Small Cap Opportunities Fund
STATEMENTS OF CHANGES IN NET ASSETS

		For the Period
	For the	June 29, 2012*
	Year Ended	through
	May 31, 2014	May 31, 2013
Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$(2,494)	$2,488
Net realized gain on investments	178,339	36,804
Net change in unrealized appreciation/depreciation on investments	177,913	58,931
Net increase in net assets resulting from operations	353,758	98,223

Distributions to Shareholders:
From net investment income	-	(2,235)
From net realized gain	(109,534)	(2,027)
Total distributions to shareholders	(109,534)	(4,262)

Capital Transactions:
Net proceeds from shares sold	2,045,496	585,355
Reinvestment of distributions	109,534	4,262
Cost of shares redeemed1	(136,374)	-
Net increase in net assets from capital transactions	2,018,656	589,617

Total increase in net assets	2,262,880	683,578

Net Assets:
Beginning of period	683,578	-
End of period	$2,946,458	$683,578

Accumulated net investment loss	$(3,782)	$(186)

Capital Share Transactions:
Shares sold	83,778	30,139
Shares reinvested	4,376	220
Shares redeemed	(5,365)	-
Net increase from capital share transactions	82,789	30,359

*	Commencement of operations.
1	Net of redemption fee proceeds of $2 and $0, respectively.

See accompanying Notes to Financial Statements.

Perimeter Small Cap Opportunities Fund
FINANCIAL HIGHLIGHTS

Per share operating performance.
For a capital share outstanding throughout each period.

			For the Period
	For the		June 29, 2012*
	Year Ended		through
	May 31, 2014		May 31, 2013
Net asset value, beginning of period	$22.52		$18.29
Income from Investment Operations:
Net investment income (loss)1	(0.03)		0.14
Net realized and unrealized gain on investments	4.54		4.26
Total from investment operations	4.51		4.40

Less Distributions:
From net investment income	-		(0.09)
From net realized gain	(0.99)		(0.08)
Total distributions	(0.99)		(0.17)

Redemption fee proceeds	-	2	-

Net asset value, end of period	$26.04		$22.52

Total return3	20.22%		24.26%	4

Ratios and Supplemental Data
Net assets, end of period (in thousands)	$2,946		$684

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	9.17%		50.36%	5
After fees waived and expenses absorbed	1.20%		1.20%	5
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(8.08)%		(48.44)%	5
After fees waived and expenses absorbed	(0.11%)		0.72%	5
Portfolio turnover rate	152%		165%	4

*	Commencement of operations.
1	Based on average shares outstanding during the period.
2	Amount represents less than $0.01 per share.
3
Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4	Not annualized.
5	Annualized.

See accompanying Notes to Financial Statements.

Perimeter Small Cap Opportunities Fund
NOTES TO FINANCIAL STATEMENTS
May 31, 2014

Note 1 – Organization
Perimeter Small Cap Opportunities Fund (the “Fund”) was organized as a diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  Prior to October 1, 2013, the Fund was known as Perimeter Small Cap Value Fund.  The Fund’s primary investment objective is to provide long-term capital appreciation.  The Fund commenced investment operations on June 29, 2012.

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from these estimates.

(a) Valuation of Investments
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day.  Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”).  All other types of securities, including restricted securities and securities for which market quotations are not readily available, are valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees.  Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

A Fund’s assets are valued at their fair market value.  If a market quotation is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees.  The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting.  The Valuation Committee meets as needed.  The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

(b) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date.  Realized gains and losses on investments are determined on the identified cost basis.  Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.  Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.  Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

The Fund incurred offering costs of approximately $32,748, which were amortized over a one‐year period from June 29, 2012 (commencement of operations).

Perimeter Small Cap Opportunities Fund
NOTES TO FINANCIAL STATEMENTS - Continued
May 31, 2014

(c) Federal Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders.  Therefore, no provision is made for federal income or excise taxes.  Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination.  A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities.  As of and during the year ended May 31, 2014, the Fund did not have a liability for any unrecognized tax benefits.  The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(d) Distributions to Shareholders
The Fund will make distributions of net investment income and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date.  The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Perimeter Capital Management LLC (the “Advisor”).  Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 0.90% of the Fund’s average daily net assets.  The Advisor has contractually agreed to waive its fee and, if necessary, to absorb other operating expenses to ensure that total annual operating expenses (excluding taxes, leverage interest, brokerage commissions, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) do not exceed 1.20% of the Fund's average daily net assets.  This agreement is effective until September 30, 2019, and may be terminated by the Trust’s Board of Trustees.

For the year ended May 31, 2014, the Advisor waived all of its advisory fees and absorbed other expenses totaling $184,101. The Advisor may recover from the Fund fees and/or expenses previously waived and/or absorbed, if the Fund’s expense ratio, including the recovered expenses falls below the expense limit at which they were waived.  The Advisor is permitted to seek reimbursement from the Fund for a period of three fiscal years following the fiscal

Perimeter Small Cap Opportunities Fund
NOTES TO FINANCIAL STATEMENTS - Continued
May 31, 2014

year in which such reimbursements occurred.  At May 31, 2014, the amount of these potentially recoverable expenses was $354,905.  The Advisor may recapture all or a portion of this amount no later than May 31, of the years stated below:

2016	$170,804
2017	184,101

IMST Distributors, LLC serves as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration Corporation (“MFAC”) serves as the Fund’s other co-administrator.  UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC.  The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators.  For the year ended May 31, 2014, the Fund’s allocated fees incurred to Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

Cipperman & Co. provides Chief Compliance Officer (“CCO”) services to the Trust.  The Fund’s allocated fees incurred for CCO services for the year ended May 31, 2014, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes
At May 31, 2014, gross unrealized appreciation and depreciation on investments based on cost for federal income tax purposes were as follows:

Cost of investments	$2,698,656

Gross unrealized appreciation	319,839
Gross unrealized depreciation	(92,945)

Net unrealized appreciation on investments	$226,894

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended May 31, 2014, permanent differences in book and tax accounting have been reclassified to paid-in capital, accumulated net investment income/loss and accumulated net realized gain/loss as follows:

Increase (Decrease)
Paid-in Capital	Accumulated Net Investment Gain/Loss	Accumulated Net Realized Gain/Loss
$(1)	$(1,102)	$1,103

Perimeter Small Cap Opportunities Fund
NOTES TO FINANCIAL STATEMENTS - Continued
May 31, 2014

As of May 31, 2014, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income	$74,874
Undistributed long-term capital gains	40,295
Accumulated earnings	115,169

Accumulated capital and other losses	(3,782)
Unrealized appreciation on investments	226,894
Total accumulated earnings	$338,281

The tax character of the distributions paid during the fiscal years ended May 31, 2014,  and May 31, 2013 were as follows:

Distributions paid:	2014	2013
Ordinary income	$105,371	$4,262
Net long-term capital gains	4,163	-
Total distributions paid	$109,534	$4,262

As of May 31, 2014, the Fund had $3,782 of qualified late-year ordinary losses, which are deferred until fiscal year 2015 for tax purposes. Net late-year ordinary losses incurred after December 31, and within the taxable year are deemed to arise on the first day of the Fund's next taxable year.

Note 5 – Redemption Fee
The Fund may impose a redemption fee of 2.00% of the total redemption amount on all shares redeemed within 7 days of purchase. For the year ended May 31, 2014, the Fund received $2 in redemption fees.

Note 6 – Investment Transactions
For the year ended May 31, 2014, purchases and sales of investments, excluding short-term investments, were $5,249,146 and $3,378,316, respectively.

Note 7 – Shareholder Servicing Plan
The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.10% of average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the year ended May 31, 2014, shareholder servicing fees incurred are disclosed on the Statement of Operations.

Note 8 – Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund expects the risk of loss to be remote.

Perimeter Small Cap Opportunities Fund
NOTES TO FINANCIAL STATEMENTS - Continued
May 31, 2014

Note 9 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements.  It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy.  In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used, as of May 31, 2014, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2*	Level 3*	Total
Investments
Common Stocks1	$2,912,523	$-	$-	$2,912,523
Short-Term Investments	13,027	-	-	13,027
Total Investments	$2,925,550	$-	$-	$2,925,550

Perimeter Small Cap Opportunities Fund
NOTES TO FINANCIAL STATEMENTS - Continued
May 31, 2014

1	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Schedule of Investments.
*	The Fund did not hold any Level 2 or 3 securities at period end.

Transfers are recognized at the end of the reporting period. There were no transfers at period end.

Note 10 – Disclosures about Offsetting Assets and Liabilities
Disclosures about Offsetting Assets and Liabilities requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The guidance requires retrospective application for all comparative periods presented. Management has evaluated the impact on the financial statement disclosures and determined that there is no effect.

Note 11 – Events Subsequent to the Fiscal Period End
The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet.  Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements.

At a meeting of the Board of Trustees of Investment Managers Series Trust (the “Trust”) held on June 19, 2014, John P. Zader indicated that he would be retiring from UMB Fund Services, Inc. on June 27, 2014, and resigned as President of the Trust. The Board of Trustees appointed Maureen Quill, Chief Operating Officer of UMB Fund Services, Inc., as President of the Trust effective June 20, 2014.  Mr. Zader will continue as a Trustee of the Trust.

There were no other events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of
Investment Managers Series Trust

We have audited the accompanying statement of assets and liabilities of the Perimeter Small Cap Opportunities Fund (the “Fund”), a series of Investment Managers Series Trust, including the schedule of investments, as of May 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended and the period June 29, 2012 (commencement of operations) to May 31, 2013.  These financial statements and financial highlights are the responsibility of the Fund’s management.   Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.   Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2014, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Perimeter Small Cap Opportunities Fund as of May 31, 2014, and the results of its operations for the year then ended, the changes in its net assets, and its financial highlights for the year then ended and the period June 29, 2012 to May 31, 2013, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
July 28, 2014

Perimeter Small Cap Opportunities Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Tax Information

Qualified Dividend Income
For the year ended May 31, 2014, 9.82% of dividends to be paid from net investment income, including short-term capital gains from the Fund (if any), is designated as qualified dividend income.

Corporate Dividends Received Deduction
For the year ended May 31, 2014, 9.52% of the dividends to be paid from net investment income, including short-term capital gains from the Fund (if any), is designated as dividends received deduction available to corporate shareholders.

Long-Term Capital Gain Designation
For federal income tax purposes, the Fund designates long-term capital gain dividends of $4,163, or the amounts determined to be necessary, for the year ended May 31, 2014.

Trustees and Officer Information
Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (855) 968-4964.  The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Officec and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Independent Trustees:
Charles H. Miller a (born 1947) Trustee	Since November 2007	Retired (2013 – present). Executive Vice President, Client Management and Development, Access Data Corp., a Broadridge company, a provider of technology and services to asset management firms (1997-2012).	73	None
Ashley Toomey Rabun a (born 1952) Trustee and Chairperson of the Board	Since November 2007	President and Founder, InvestorReach, Inc. a financial services consulting firm (1996-present).	73	None
William H. Young a (born 1950) Trustee	Since November 2007	Retired (2014–present). Independent financial services consultant (1996-2014); Interim CEO, Unified Fund Services (now Huntington Fund Services), a mutual fund service provider (2003-2006); Senior Vice President, Oppenheimer Management Company (1983-1996). Board Member Emeritus, NICSA, an investment management trade association (2012–present).	73	None

Perimeter Small Cap Opportunities Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Name, Address, Year of Birth and Position(s) held with Trust	Term of Officec and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Interested Trustees:
John P. Zader a † (born 1961) Trustee	Since November 2007	Retired (June 2014 - present). CEO, UMB Fund Services, Inc., a mutual and hedge fund service provider, and the transfer agent, fund accountant and co-administrator for the Fund, (2006 - June 2014). President, Investment Managers Series Trust (December 2007- June 2014).	73	Investment Managers Series Trust II, a registered investment company.
Eric M. Banhazl b † (born 1957) Trustee and Vice President	Since January 2008 as Trustee and December 2007 as Vice President	President, Mutual Fund Administration Corp. (2006 – present).	73	Investment Managers Series Trust II, a registered investment company.
Officers of the Trust:
Maureen Quill a (born 1963) President	Since June 2014
Chief Operating Officer (June 2014 – present); Executive Vice President, UMB Fund Services, Inc. (January 2007 – June 2014).
Vice President, Investment Managers Series Trust (December 2013 – June 2014).
			N/A	N/A
Terrance P. Gallagher, CPA, JD a (born 1958) Vice President	Since December 2007	Executive Vice President, UMB Fund Services, Inc. (2007 – present); Director of Compliance, Unified Fund Services Inc. (2004 – 2007).	N/A	N/A
Rita Dam b (born 1966) Treasurer and Assistant Secretary	Since December 2007	Vice President, Mutual Fund Administration Corp. (2006 – present).	N/A	N/A
Joy Ausili b (born 1966) Secretary and Assistant Treasurer	Since December 2007	Vice President, Mutual Fund Administration Corp. (2006 – present).	N/A	N/A
Martin Dziurab (born 1959) Chief Compliance Officer	Since June 2014	Cipperman Compliance Services (2010 – present); Chief Compliance Officer, Hanlon Investment Management (2009-2010).	N/A	N/A

a	Address for certain Trustees and certain officers: 235 W. Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili and Ms. Dam: 2220 E. Route 66, Suite 226, Glendora, California 91740. Address for Mr. Dziura: 500 Swedesford Road, Suite 104, Wayne, Pennsylvania 19087.
c	Trustees and officers serve until their successors have been duly elected.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position as an officer of the Trust.
‡	Mr. Zader is being treated as an “interested person” of the Trust until July 1, 2016, by reason of his former position with UMB Fund Services, Inc.

Perimeter Small Cap Opportunities Fund
EXPENSE EXAMPLE
For the Six months Ended May 31, 2014 (Unaudited)

Expense Example
As a shareholder of the Perimeter Small Cap Opportunities Fund (the “Fund”), you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses.  The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from 12/1/13 to 5/31/14.

Actual Expenses
The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses.  You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges.  Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	12/1/13	5/31/14	12/1/13 – 5/31/14
Actual Performance	$1,000.00	$1,014.00	$6.03
Hypothetical (5% annual return before expenses)	1,000.00	1,018.95	6.04

*
Expenses are equal to the Fund’s annualized expense ratio of 1.20% multiplied by the average account value over the period, multiplied by 182/365 (to reflect the six month period).  The expense ratio reflects an expense waiver.  Assumes all dividends and distributions were reinvested.

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Perimeter Small Cap Opportunities Fund
a series of the Investment Managers Series Trust

Investment Advisor
Perimeter Capital Management LLC
Six Concourse Parkway, Suite 3300
Atlanta, Georgia  30328

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri 64106

 Fund Co-Administrator
Mutual Fund Administration Corporation
2220 E. Route 66, Suite 226
Glendora, California  91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, Wisconsin 53212

Distributor
IMST Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Perimeter Small Cap Opportunities Fund – Class I Shares	PSCVX	461418 196

Privacy Principles of the Perimeter Small Cap Opportunities Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information.  The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund.  The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Perimeter Small Cap Opportunities Fund for their information.  It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund (toll-free) at (855) 968-4964, or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund (toll-free) at (855) 968-4964, or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC website at  www.sec.gov or by calling the Fund (toll-free) at (855) 968-4964.  The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC.  Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Perimeter Small Cap Opportunities Fund
P.O. Box 2175
Milwaukee, WI 53201
Toll Free: (855) 968-4964

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-888-885-8225.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant does not have an audit committee financial expert serving on its audit committee.  The audit committee is composed of the Registrant’s three independent Trustees, each of whom possesses extensive industry experience, but none of whom has all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an “audit committee financial expert.”  The Board of Trustees believes that the audit committee has sufficient knowledge and experience to meet its obligations as the audit committee of the Registrant.  In addition, the Board of Trustees notes that the audit committee has the authority to retain any experts necessary to carry out its duties.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 5/31/2014	FYE 5/31/2013
Audit Fees	$14,250	$13,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	$2,500
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 5/31/2014	FYE 5/31/2013
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 5/31/2014	FYE 5/31/2013
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)   Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed February 5, 2009.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	8/06/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	8/06/2014

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	8/06/2014